8. Income Taxes	12 Months Ended
Dec. 31, 2015
Trust preferred securities prepayment by underlying bank
Income Taxes

The components of the net deferred tax asset are as follows:

	2015	2014

Deferred tax assets:
Allowance for loan loss	$1,922	$1,862
Previous years AMT	802	802
Loss on other equity investments	51	51
NOL carry-forwards (20 year carry-forward period)	9,627	9,420
Net unrealized loss on securities available-for-sale	129	—

	12,531	12,135

Deferred tax liability:
Depreciation	(405)	(342)
Net unrealized gain on securities available for sale	—	(49)
	(405)	(391)
Deferred Tax Asset Valuation Allowance	—	(1,000)

Net deferred tax assets:	$12,126	$10,744

The components of income tax expense related to continuing operations are as follows:

	2015	2014

Federal:
Current	$438)	$(295)
Deferred	(767)	(482)

Total	$(1,205)	$(777)

The Company’s income tax expense differs from the expected tax expense at the statutory federal rate of 34% as follows:

	2015	2014

Statutory rate applied to earnings before income taxes	$45	$595
Tax exempt interest	(123)	(164)
Life insurance proceeds	—	(78)
Deferred tax valuation allowance reversal	(1,000)	(1,000)
Other, net	(127)	(130)

Total	$(1,205)	$(777)

Income tax benefits in 2015 totaled $1,205 compared to $777 in 2014. In the second quarter of 2015, the Company reversed the remaining balance of the valuation allowance that was established against the deferred tax assets (“DTA”) during the fourth quarter of 2011. The valuation allowance was established during 2011 due to uncertainty at the time regarding the ability to generate sufficient future taxable income to fully realize the benefit of the net DTA. Subsequent to 2011, earnings performance and asset quality have improved resulting in greater expected realization of the DTA. In addition, the Company raised $16,123 in net proceeds of new capital in 2014 which allowed the Company to pay off two high rate debt instruments (the Company’s Community Bankers Bank note and Trust Preferred Securities) improving future earnings potential. As a result of these factors, the Company reversed $1,000 of the DTA in the second quarter of 2014, and due to the continued improvements in asset quality and earnings performance the remaining $1,000 of the DTA valuation allowance was reversed in the second quarter of 2015. In assessing the realizability of DTA, management considers whether it is more likely than not that some portion or all of the DTA will not be realized. The Company evaluates the carrying amount of its DTA on a quarterly basis in accordance with the guidance provided in FASB ASC Topic 740 (“ASC 740”), in particular, applying the criteria set forth therein to determine whether it is more likely than not (i.e., a likelihood of more than 50%) that some portion, or all, of the DTA will not be realized within its life cycle, based on the weight of available evidence. In most cases, the realization of the DTA is dependent upon the Company generating a sufficient level of taxable income in future periods, which can be difficult to predict. If the Company’s forecast of taxable income within the carry forward periods available under applicable law is not sufficient to cover the amount of net deferred assets, such assets may be impaired. Management considers the reversal of deferred tax liabilities (including the impact of available carry-back and carry-forward periods), projected future taxable income and tax-planning strategies in making this assessment.

Management, in conjunction with the board of directors, will continue to evaluate the carrying value of the Company’s DTA on a quarterly basis, in accordance with ASC 740, and will determine any need for a valuation allowance based upon circumstances and expectations then in existence.